UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 29, 2012

OFFICIAL PAYMENTS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33475	94-3145844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 Engineering Drive, Suite 400 Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 325-3100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Official Payments Holdings, Inc. (the “Company”) was held on March 29, 2012.  The following matters were voted upon at the meeting:

1.           Election of eight directors to serve for the ensuing year and until successors are elected (Proposal 1); and

2.           An advisory vote to approve executive compensation (Proposal 2).

The number of shares of common stock entitled to vote at the annual meeting was 16,641,621.  The number of shares of common stock present or represented by proxy was 13,574,172.

Under the Company’s certificate of incorporation, stockholders had the right to cumulate their votes with respect to the election of directors at the 2012 annual meeting.  As a result, with respect to the election of directors, each share was entitled to eight votes, which could be allocated among up to eight candidates.  The following votes were cast in favor of the election of the following candidates:  12,277,733 for Charles W. Berger, 12,277,733 for Morgan P. Guenther, 12,277,733 for James C. Hale, 12,277,733 for Alex P. Hart, 12,277,733 for Philip G. Heasley, 12,277,733 for David A. Poe, 14,398,288 for Zachary F. Sadek, and 19,671,232 for Katherine A. Schipper.  The final report of the inspector of election did not detail the number of votes withheld from the various nominees for election to the Board.  However, based on the preliminary report available to the Company immediately prior to the meeting, the Company believes that the holders of 107,182 shares withheld from all of the nominees and that, in addition to the shares withheld from all nominees, the holders of 4,269,790 shares withheld from Mr. Berger; the holders of 4,499,917 shares withheld from Mr. Guenther; the holders of 5,503,477 shares withheld from Mr. Hale; the holders of 4,258,690 shares withheld from Mr. Hart; the holders of 5,580,347 shares withheld from Mr. Heasley; the holders of 4,262,690 shares withheld from Mr. Poe; the holders of 2,700,131 shares withheld from Mr. Sadek; and the holders of 8,408,465 shares withheld from Ms. Schipper.  The following eight individuals were elected as directors at the annual meeting: Mr. Berger, Mr. Guenther, Mr. Hale, Mr. Hart, Mr. Heasley, Mr. Poe, Mr. Sadek, and Ms. Schipper.

The result of the advisory vote to approve executive compensation was as follows:

Proposal 2	Votes in Favor	Votes Against	Abstentions
Advisory vote to approve executive compensation	12,918,262	131,786	524,124

Banks and brokers were not eligible to vote shares for which they did not receive instructions from the beneficial owners thereof (“broker non-votes”) on Proposal 1 or Proposal 2.  The final report of the inspector of election indicated that there were no broker non-votes on either Proposal 1 or Proposal 2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICIAL PAYMENTS HOLDINGS, INC.
Date: April 2, 2012	By: /s/ Jeff Hodges
Name: Jeff Hodges Title:Chief Financial Officer